UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:	January 9, 2007

NALCO FINANCE HOLDINGS LLC

Delaware	333-119231	61-1464558
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL	60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

On January 8, 2007, Nalco Holding Company, parent of Nalco Finance Holdings LLC, issued a press release containing a statement about a chemical release that occurred at its Sugar Land, Texas plant. A copy of that release is being furnished to the SEC as an exhibit to this form.

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits.

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(99.1)

Press release of Nalco Holding Company dated January 8, 2007, containing a statement about a chemical release from its Sugar Land, Texas plant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO FINANCE HOLDINGS LLC

/s/ Stephen N. Landsman
Secretary

Date: January 9, 2007